Fees Summary	Dec. 23, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 147.60
Total Fee Amount	147.60
Total Transaction Valuation	1,000,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00